UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2022

SL GREEN REALTY CORP.

(Exact name of registrant as specified in its charter)

Maryland	1-13199	13-3956775
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Vanderbilt Avenue New York, New York 10017 (Address of principal executive offices, including zip code)

Registrants’ telephone number, including area code: (212) 594-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions(see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Trading Symbol	Title of Each Class	Name of Each Exchange on Which Registered
SL Green Realty Corp.	SLG	Common Stock, $0.01 par value	New York Stock Exchange
SL Green Realty Corp.	SLG.PRI	6.500% Series I Cumulative Redeemable Preferred Stock, $0.01 par value	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders

(a)  SL Green Realty Corp. (the "Company") held its Annual Meeting of Stockholders (the "Annual Meeting") on June 1, 2022.

(b)  The Annual Meeting was held for the purpose of: (i) electing ten directors to serve on the Company's Board of Directors until the Company’s 2023 annual meeting of stockholders and until their successors are duly elected and qualify; (ii) approving, on an advisory basis, the Company's executive compensation; (iii) ratifying the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2022 and (iv) approving the Fifth Amended and Restated 2005 Stock Option and Incentive Plan. Further information regarding the foregoing proposals is contained in the Company's Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on April 21, 2022. The total number of shares of common stock entitled to vote at the Annual Meeting was 65,184,105 of which 49,670,368 shares, or approximately 76.20%, were present in person or by proxy.  The results of the meeting are as follows:

Proposal 1

John H. Alschuler, Betsy S. Atkins, Carol N. Brown, Edwin T. Burton, III, Lauren B. Dillard, Stephen L. Green, Craig M. Hatkoff, Marc Holliday, John S. Levy and Andrew W. Mathias were elected, with approximately 91.98%, 90.90%, 99.90%, 84.93%, 93.67%, 98.59%, 90.30%, 92.54%, 89.47% and 98.34%, respectively, of the votes cast voting in favor, as the directors of the Company for a one-year term and until their successors are duly elected and qualify.

	Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
John H. Alschuler	41,892,291	3,650,522	21,785	4,105,770
Betsy S. Atkins	41,399,933	4,143,896	20,769	4,105,770
Carol N. Brown	45,499,913	43,763	20,922	4,105,770
Edwin T. Burton III	38,679,810	6,863,045	21,743	4,105,770
Lauren B. Dillard	42,662,884	2,881,101	20,613	4,105,770
Stephen L. Green	44,901,854	640,471	22,273	4,105,770
Craig M. Hatkoff	41,126,733	4,415,980	21,885	4,105,770
Marc Holliday	41,540,282	3,348,622	675,694	4,105,770
John S. Levy	40,745,661	4,796,657	22,280	4,105,770
Andrew W. Mathias	44,787,413	754,623	22,562	4,105,770

Proposal 2

The proposal to approve, on an advisory basis, the Company's executive compensation was approved, with approximately 73.68% of the votes cast voting in favor.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
32,194,679	11,501,391	1,868,528	4,105,770

Proposal 3

The appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2022 was ratified, with approximately 97.46% of the votes cast voting in favor.

Votes For	Votes Against	Votes Abstaining
48,384,469	1,260,080	25,819

Proposal 4

The proposal to approve the Fifth Amended and Restated 2005 Stock Option and Incentive Plan was approved, with approximately 91.97% of the votes cast voting in favor.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
41,867,216	3,655,149	42,233	4,105,770

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 1, 2022

SL GREEN REALTY CORP.

By:	/s/ Andrew S. Levine

Name: Andrew S. Levine

Title: Executive Vice President, Chief Legal Officer and General Counsel